EXHIBIT 32.1



     CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Michael Chavez, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Allmarine Consultants Corporation on Form 10-KSB for the fiscal year ended May 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Allmarine Consultants Corporation.


Date: August 28, 2006

                                        By: /s/ Michael Chavez
                                            ---------------------
                                            Michael Chavez,
                                            Chief Executive Officer and
                                            Principal Financial Officer

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